SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                               _______________

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported)  October 30, 2000


                                NISOURCE INC.
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           (Exact Name of Registrant as Specified in Its Charter)



         INDIANA            1-9779                   35-1719974
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   (State or Other     (Commission File Number)      (IRS Employer
   Jurisdiction of                                   Identification No.)
   Incorporation)




   801 E. 86TH AVENUE, MERRILLVILLE, INDIANA                        46410
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   (Address of Principal Executive Offices)                    (Zip Code)


   Registrant's telephone number, including area code  (219) 853-5200
                                                     -------------------


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        (Former Name or Former Address, if Changed Since Last Report)





   ITEM 5.   OTHER EVENTS.
   -----------------------------

        On October 30, 2000, the Securities and Exchange Commission issued its order with respect to the acquisition of Columbia Energy Group by NiSource. The order is the final approval necessary in order for the acquisition to proceed. On October 30, 2000, NiSource Inc. issued a press release regarding the order from the Securities and Exchange Commission and the stock election for New NiSource common stock in connection with the acquisition of Columbia Energy Group by NiSource.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.
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   The following exhibit is filed herewith:

             99     Press release dated October 30, 2000.





                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NISOURCE INC.
                                 (Registrant)



   Dated: October 30, 2000       By:  /s/ Stephen P. Adik
                                      ----------------------------------
                                       Name:    Stephen P. Adik
                                       Title:   Senior Executive Vice
                                                President, Chief
                                                Financial Officer and
                                                Treasurer





                                EXHIBIT INDEX




   EXHIBIT NUMBER      DESCRIPTION
   --------------      -----------

        99            Press release dated October 30, 2000.